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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)........ August 26, 1996

                             Styles on Video, Inc.
                             ---------------------
             (Exact name of registrant as specified in its charter)

    Delaware                         1-11836                     95-4389082
- -----------------                 --------------               --------------
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
or incorporation)                                      Identification Number)

                          667 Rancho Conejo Boulevard
                            Newbury Park, CA  91320
                            -----------------------
                   (Address of principal executive offices)

     Registrant's telephone number, including area code.....(805) 375-0996


                                      N/A
- ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

(a) On August 26, 1996, the the registrant appointed K. Eugene Shutler as registrant's Chief Executive Officer, President and Chairman of the Board of Directors.

(b) On August 26, 1996, the registrant appointed Nancy H. Galgas as registrant's Secretary. Ms. Galgas was previously appointed and continues to serve as registrant's Chief Financial Officer and Treasurer.

(c) On August 26, 1996, the registrant appointed James E. O'Brien as registrant's Vice-President.



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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Dated:  August 30, 1996                    STYLES ON VIDEO, INC.
                                           a Delaware Corporation

                                           By:  /s/ Nancy H. Galgas
                                               --------------------
                                           Name:  Nancy H. Galgas
                                           Title:  Secretary and C.F.O.



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